Execution Version AMENDMENT TO CREDIT AGREEMENT This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 31, 2026 (the “Effective Date”), by and among KWS Solar Term Parent 1, LLC, a Delaware limited liability company (“KWS 1”), KWS Solar Term Parent 2, LLC, a Delaware limited liability company (“KWS 2”), KWS Solar Term Parent 3, LLC, a Delaware limited liability company (“KWS 3”), and Spruce Power 3 HoldCo, LLC, a Delaware limited liability company (“SP3”, together with KWS 1, KWS 2 and KWS 3, the “Co-Borrowers”), KeyBank National Association (the “Administrative Agent”) and the undersigned Lenders. Capitalized terms used but not otherwise defined within the body of this Amendment shall have the meanings given to them in the Credit Agreement (defined below). WHEREAS, the Co-Borrowers, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of March 19, 2021 (as amended by (a) the Omnibus Amendment and Accession, dated as of April 8, 2022; (b) the Consent and Amendment, dated July 12, 2022; (c) the Waiver and Second Amendment to Amended and Restated Credit Agreement, dated July 12, 2022; (d) the Consent and Amendment, dated August 18, 2023; (e) the Limited Waiver and Consent, dated April 30, 2024; (f) the Consent Agreement, dated as of October 31, 2025, (g) the Consent and Amendment, dated March 27, 2026, and as amended as of the date hereof and as may be further amended, restated, or modified from time to time, the “Credit Agreement”); WHEREAS, pursuant to Section 5.31 of the Credit Agreement (as in effect prior to giving effect to this Amendment) the Co-Borrowers were required to deliver to the Administrative Agent (in form and substance reasonably satisfactory to the Lenders) a comprehensive update of the Base Case Model by July 31, 2026 (the “Existing Section 5.31 Obligation”) WHEREAS, the parties hereto desire (a) remove the Existing Section 5.31 Obligation and (b) amend the Credit Agreement as set forth herein; WHEREAS, Section 11.01(b) of the Credit Agreement provides that no waiver of any provision of the Credit Agreement, and no consent to any departure by the Co-Borrowers therefrom, shall be effective unless in writing and either (i) signed by the Required Lenders and the Co-Borrowers, as the case may be, and acknowledged by the Administrative Agent or (ii) approved by the Administrative Agent (acting on the instructions of the Required Lenders) and the Co-Borrowers. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: 1. Section 5.31 of the Credit Agreement is hereby amended and restated in its entirety as follows: “SECTION 5.31. [Reserved]” 2. Article V (Affirmative Covenants) is hereby amended by inserting as a new Section 5.34 the following:

2 “SECTION 5.34. Additional Information. On or before August 7, 2026, the Co-Borrowers shall deliver to the Administrative Agent (in form reasonably satisfactory to the Required Lenders) the following: (a) a business plan with supporting financial projections for Spruce Power Holding Corp., the Relevant Parties, the Sponsor Parties, and their respective Affiliates that supports the efforts to refinance the Senior Loan Obligations; (b) the underlying models and data supporting the hard coded projections in the ‘Hawkeye’ model posted to the iDeals dataroom under index #3.1.4, access to which was provided to the Lenders on July 27, 2026 (the “3.1.4 Model”); (c) the analysis and calculations supporting the expense assumption and renewal cash flow estimates included in the Hawkeye Model; (d) detailed financial models covering the operations, assets, and liabilities of Spruce Power 5 HoldCo, LLC, Spruce Power 4 HoldCo, LLC, and their respective Affiliates; and (e) the system-level production estimates, with supporting calculations, used in deriving the revenue projections in the Hawkeye Model.” 3. Clause (iii) of Section 5.01(i) (Subsidiary Debt Notices) shall be amended as follows, with text in red strikethrough format being considered deleted and text that is blue and underlined being considered added: “(iii) The Co-Borrowers shall promptly provide to the Administrative Agent (for distribution to the Lenders) (A) written notice of any and all refinancing options, proposals, term sheets, commitment letters, or similar communications (whether solicited or unsolicited and including from, or through, investment bankers or advisors) in respect of the Senior Loan Obligationsfunded debt (or any portion thereof) of the Relevant Parties received from, or entered into discussions with, any existing or prospective lender, financial institution, or other funding source, including the anticipated timeline for consummation of the proposed refinancing, any key milestones, deadlines, or conditions that must be satisfied prior to closing, and any other information reasonably requested by the Administrative Agent or the Lenders and (B) copies of all third-party reports (including interim drafts) prepared in connection with any potential refinancing. The Co-Borrowers shall participate in a call with Lenders no less frequently than once per calendar month to provide detailed updates on these activities.” 4. Section 9.01(c) (Automatic Defaults) shall be amended as follows, with text in red strikethrough format being considered deleted and text that is blue and underlined being considered added:

3 “(c) Automatic Defaults. Any default by any Relevant Party in the observance and performance of or compliance with Section 2.01(h)(i), Section 5.02, Section 5.05, Section 5.21(e), Section 5.23, Section 5.24, Section 5.27, Section 5.30(c), Section 5.31Section 5.34, Article VI and Section 9.03. Any failure by the Sponsors to pay any amount due and payable under the Cash Diversion Guaranty.” 5. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the Administrative Agent’s receipt of a copy of this Amendment, duly executed by each Co-Borrower, the Administrative Agent and Lenders comprising Required Lenders. 6. Co-Borrower Representations and Warranties. Each Co-Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders party hereto that: a. the execution, delivery and performance by such Relevant Party of this Agreement: (a) have been duly authorized by all necessary limited liability company or other action, as the case may be, on behalf of such Relevant Party; (b) do not and will not (A) conflict with or result in a violation or breach of the terms of its certificate of formation, limited liability company agreement, operating agreement or other organizational documents, as the case may be, any provision of material Law applicable to it or any order, judgment or decree of any Governmental Authority binding on it or any of its material Properties, (B) result in a material breach of or constitute (with due notice or lapse of time or both) a material default under the Transaction Documents or any other material contractual obligation binding upon a Relevant Party or its material Properties, or (C) result in or require the creation or imposition of any Lien upon its Assets (other than the Liens created under the Collateral Documents); and (c) do not and will not require any registration with, consent or approval of, or notice to, or other action with or by, any Governmental Authority or any other Person (including any Tax Equity Member and their Affiliates) which has not been obtained or made, and each such consent or approval is in full force and effect, in each case, other than consents, approvals, registrations, notices or other action which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect; and b. the representations and warranties in Article IV of the Credit Agreement, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such representations and warranties specifically refer to an earlier date (in which case they shall be true and correct in all material respects (without

4 duplication of any materiality qualifier contained therein) as of such earlier date). 7. Credit Agreement. Except as expressly modified hereby, the Credit Agreement and each other Transaction Document remains unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, claim, power, defense or remedy of any party to the Credit Agreement, any other Transaction Document or applicable law or constitute a waiver of any provision of the Credit Agreement, any other Transaction Document or applicable law. 8. Governing Law. The laws of the state of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). 9. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. 11. Lender and Agent Authorization. The Required Lenders hereby authorize and direct the Administrative Agent to execute and deliver this Amendment. 12. Counterparts; Facsimile Signatures. This Amendment may be executed or consented to in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile or electronically and, upon such delivery, the facsimile or electronically transmitted signature will be deemed to have the same effect as if the original signature had been delivered to the other party. 13. Negotiations. Each Co-Borrower stipulates and agrees that each of the Loan Documents and this Amendment are products of and result from arm’s length negotiations between the parties and that no Secured Party nor any other party has exerted or attempted to exert improper or unlawful pressure in connection with the execution or delivery of this Amendment or any of the Loan Documents. Without in any way limiting the foregoing, each Co-Borrower stipulates and agrees that at all times during the course of the negotiations surrounding the execution and delivery of the Loan Documents and this Amendment, it has, to the extent deemed necessary or advisable in its sole discretion, been advised and assisted by competent counsel of its own choosing, and that

5 counsel has been present and actively participated in the negotiations surrounding the Loan Documents and this Amendment. [Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first written above. CO-BORROWERS: KWS SOLAR TERM PARENT 1 LLC By: ______________________________ Name: Thomas Cimino Title: Authorized Signatory KWS SOLAR TERM PARENT 2 LLC By: ______________________________ Name: Thomas Cimino Title: Authorized Signatory KWS SOLAR TERM PARENT 3 LLC By: ______________________________ Name: Thomas Cimino Title: Authorized Signatory SPRUCE POWER 3 HOLDCO, LLC By: ______________________________ Name: Thomas Cimino Title: Authorized Signatory [Signature Page to Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent By: Name: Renee M. Bonnell Title: Senior Vice President [Signature Page to Amendment to Credit Agreement]